UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006


                            PRO-PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                 000-32877               04-3562325
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  (State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


            189 Wells Avenue, Newton, Massachusetts           02459
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 559-0033



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    Applicable (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 10,2006, Pro-Pharmaceuticals issued a news release reporting its unaudited fourth quarter and full year 2005 financial results, ended December 31, 2005, a copy of which is furnished with this Current Report on Form 8-K as
Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

99.1 News release of Pro-Pharmaceuticals, Inc. dated March 10, 2006, titled, "Pro-Pharmaceuticals Reports Unaudited Fourth Quarter and Full Year 2005 Financial Results".

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRO-PHARMACEUTICALS, INC.


                                           By: /s/ Carl L. Lueders
                                               ---------------------------------
                                               Carl L. Lueders
                                               Chief Financial Officer

Date:  March 10, 2006